UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2009
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry into a Material Definitive Agreement
Item. 2.01 Completion of Acquisition or Disposition of Assets
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Stock Purchase Agreement, dated April 1, 2009
Ex-99.2 Escrow Agreement, dated April 14, 2009
Ex-99.3 Transition Services Agreement, dated April 14, 2009
Ex-99.4 Patent License Agreement, dated April 14, 2009

Explanatory Note
          On April 20, 2009, Clinical Data, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that, on April 14, 2009, the Company completed the previously announced sale of its Cogenics’ segment to Beckman Coulter, Inc. and its affiliates (collectively referred to herein as “Beckman”).
          This Amendment No. 1 hereby amends and supplements the Original Report by (i) incorporating by reference certain pro forma financial information from the Company’s Registration Statement on Form S-4, described below, (ii) filing certain Exhibits detailed herein, and (iii) making other technical amendments. The pro forma financial information required by Item 9.01 of the Original Report was previously filed in the Company’s Amendment No. 3 to Registration Statement on Form S-4 (No. 333-156011), filed with the Securities and Exchange Commission (the “Commission”) on April 20, 2009, and was therefore not included in the Original Report. The pro forma financial information provided in the Registration Statement was amended by the Company’s Amendment No. 4 to Registration Statement on Form S-4 (No. 333-156011), filed with the Commission on April 24, 2009, and is now being incorporated by reference into this Amendment No. 1.
          As referenced above, Item 9.01 of the Original Report is further amended as follows to include as Exhibits the Stock Purchase Agreement, the Escrow Agreement, the Transition Services Agreement and the License Agreement (the “Transaction Agreements”) described in the Original Report. The descriptions of the Transaction Agreements contained in the Original Report do not include a description of all terms and conditions in the Transaction Agreements. The Transaction Agreements are filed as Exhibits 2.1, 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference. The Stock Purchase Agreement contains certain representations and warranties that the Company has made as of the date of the Stock Purchase Agreement. These representations and warranties are made solely to and for the benefit of Beckman. They may have the purpose of confirming certain due diligence matters and represent an allocation of risk between the parties in the context of a negotiated transaction. In addition, the representations and warranties may be qualified by information set forth in confidential disclosure schedules that the parties have exchanged in connection with their execution of the Stock Purchase Agreement. Accordingly, investors should not rely on the representations and warranties set forth in the Stock Purchase Agreement as characterizations of the actual state of facts as of the date of the Stock Purchase Agreement or any subsequent time.
Item. 1.01 Entry into a Material Definitive Agreement.
No change has been made to this item.
Item. 2.01 Completion of Acquisition or Disposition of Assets.
No change has been made to this item.
Item 7.01 Regulation FD Disclosure.
No change has been made to this item.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.
          The pro forma financial information required by this item is hereby incorporated by reference from the section entitled, “Unaudted Pro Forma Condensed Combined Financial Information” contained in Amendment No. 4 to the Company’s Registration Statement on Form S-4 filed with the Commission on April 24, 2009.
(d)	Exhibits.

2.1	Stock Purchase Agreement, dated April 1, 2009, by and among Clinical Data, Inc., Clinical Data B.V., Beckman Coulter, Inc., Beckman Coulter GmbH, and Beckman Coulter Holdings GmbH. Filed herewith.

99.1	The press release issued by Clinical Data, Inc. on April 14, 2009. Filed previously with the Original Report.

99.2	Escrow Agreement, dated April 14, 2009, by and among Clinical Data, Inc., Beckman Coulter, Inc. and Wells Fargo, N.A. Filed herewith.

99.3	Transition Services Agreement, dated April 14, 2009, by and among Clinical Data, Inc., Cogenics, Inc., Epidauros Biotechnologie, Aktiengesellschaft, and Cogenics Genome Express, S.A. Filed herewith.

99.4	Patent License Agreement, dated April 14, 2009, by and between PGxHealth, LLC and Beckman Coulter, Inc. Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary
DATE: April 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated April 1, 2009, by and among Clinical Data, Inc., Clinical Data B.V., Beckman Coulter, Inc., Beckman Coulter GmbH, and Beckman Coulter Holdings GmbH. Filed herewith.

99.1	The press release issued by Clinical Data, Inc. on April 14, 2009. Filed previously with the Original Report.

99.2	Escrow Agreement, dated April 14, 2009, by and among Clinical Data, Inc., Beckman Coulter, Inc. and Wells Fargo, N.A. Filed herewith.

99.3	Transition Services Agreement, dated April 14, 2009, by and among Clinical Data, Inc., Cogenics, Inc., Epidauros Biotechnologie, Aktiengesellschaft, and Cogenics Genome Express, S.A. Filed herewith.

99.4	Patent License Agreement, dated April 14, 2009, by and between PGxHealth, LLC and Beckman Coulter, Inc. Filed herewith.